SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):        January 2, 2007

CHATTEM, INC.

(Exact name of registrant as specified in its charter)

Tennessee (State of incorporation)	0-5905 (Commission File No.)	62-0156300 (IRS Employer Identification No.)

1715 West 38th Street, Chattanooga, Tennessee 37409

(Address of principal executive offices, including zip code)

(423) 821-4571

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Current Report on Form 8-K/A (this “Amendment”) is being filed by the undersigned to amend and restate in their entirety Items 2.01 and 9.01 of the Current Report on Form 8-K dated January 2, 2007 (the “Initial Report”). This Amendment provides the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, which were not included in the Initial Report.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

On January 2, 2007, Chattem, Inc. (the “Company”) completed its previously announced acquisition (the “Acquisition”) of the United States rights to certain brands previously owned by Johnson & Johnson (“J&J”) and the consumer healthcare business unit of Pfizer Inc. (“Pfizer”), including ACT® (an anti-cavity mouthwash/mouth rinse), Unisom® (an over-the-counter sleep aid), Cortizone (a hydrocortisone anti-itch product), Kaopectate® (an anti-diarrhea product) and Balmex® (a diaper rash product) (collectively the “J&J Brands”), and issued a press release announcing the closing. The Acquisition was consummated for an aggregate purchase price of $410 million, subject to a post-closing inventory adjustment to be determined within 90 days following the closing, in accordance with the terms and conditions of the Asset Purchase Agreement dated October 5, 2006, as amended on November 27, 2006, by and among the Company, J&J and Pfizer, a copy of which was originally filed as an exhibit to the Company’s Form 8-K filed on November 15, 2006.

Item 9.01.    Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

With respect to the ACT and Balmex Brands of J&J acquired in the Acquisition, the following information is attached hereto as Exhibit 99.2 and is incorporated herein by reference:

(i)	Independent Auditors’ Report.

(ii)	Combined Statements of Net Assets Sold as of October 1, 2006 and January 1, 2006.

(iii)	Combined Statements of Revenue and Direct Operating Expenses for the Nine Months Ended October 1, 2006 and Years Ended January 1, 2006 and January 2, 2005.

(iv)	Notes to Combined Statements.

With respect to the Cortizone, Kaopectate and Unisom Product Lines of Pfizer’s Consumer Healthcare business unit acquired in the Acquisition, the following information is attached hereto as Exhibit 99.3 and is incorporated herein by reference:

(i)	Independent Auditors’ Report.

(ii)	Combined Statements of Net Assets Sold as of October 1, 2006 and December 31, 2005.

(iii)	Combined Statements of Direct Revenues and Direct Operating Expenses for the nine months ended October 1, 2006 and for the years ended December 31, 2005 and 2004.

(iv)	Notes to Combined Financial Statements.

(b)    Pro Forma Financial Information.

The following information is attached hereto as Exhibit 99.4 and is incorporated herein by reference:

(i)	Unaudited Pro Forma Consolidated Balance Sheet as of November 30, 2006.

(ii)	Notes to Unaudited Pro Forma Consolidated Balance Sheet.

(iii)	Unaudited Pro Forma Consolidated Statement of Income for the Year Ended November 30, 2006.

(iv)	Notes to Unaudited Pro Forma Consolidated Statement of Income for the Year Ended November 30, 2006.

(d)    Exhibits.

23.1	Consent of independent registered public accounting firm.

23.2	Consent of independent registered public accounting firm.

99.1	Press Release dated January 2, 2007.

99.2	Audited combined financial statements, including notes thereto, and related auditors’ report with respect to the ACT and Balmex brands acquired in the Acquisition.

99.3	Audited combined financial statements, including notes thereto, and related auditors’ report with respect to the Cortizone, Kaopectate and Unisom product lines acquired in the Acquisition.

99.4	Unaudited pro forma consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATTEM, INC.

Date: February 12, 2007	By:	/s/ Theodore K. Whitfield, Jr.
Theodore K. Whitfield, Jr.
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

23.1	Consent of independent registered public accounting firm.

23.2	Consent of independent registered public accounting firm.

99.1	Press Release dated January 2, 2007.

99.2	Audited combined financial statements, including notes thereto, and related auditors’ report with respect to the ACT and Balmex brands acquired in the Acquisition.

99.3	Audited combined financial statements, including notes thereto, and related auditors’ report with respect to the Cortizone, Kaopectate and Unisom product lines acquired in the Acquisition.

99.4	Unaudited pro forma consolidated financial statements.